SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 2004

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                         A.I. RECEIVABLES TRANSFER CORP.
                           (EXACT NAME OF REGISTRANT)

      DELAWARE                      333-110912                     22-3674608
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(STATE OF INCORPORATION)        (COMMISSION FILE NO.)            (IRS EMPLOYER
                                                                 IDENTIFICATION
                                                                 NUMBER)

                                101 HUDSON STREET
                              JERSEY CITY, NJ 07302
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (201) 631-5400
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                         (REGISTRANT'S TELEPHONE NUMBER)

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.
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(c)        Exhibit.
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         Exhibit 99.1  --        Noteholder Report for AICCO Premium Finance
                                 Master Trust (f/k/a AIG Credit Premium Finance
                                 Master Trust) dated December 15, 2004.

                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                                A.I. Receivables Transfer Corp.


Date:  December 15, 2004                        By: /s/ Jeffrey Lesnoy
                                                    ----------------------------
                                                    Jeffrey Lesnoy
                                                    Authorized Signatory

                                  EXHIBIT INDEX


    Exhibit No.                      Description
    -----------                      -----------

       99.1   --                Noteholder Report for AICCO Premium Finance
                                 Master Trust dated December 15, 2004.